                                                                   Exhibit 10.33

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
                           1998 RESTRICTED STOCK PLAN

                               TABLE OF CONTENTS


                                                             Page

 1. PURPOSE...................................................1
 2. DEFINITIONS...............................................1
 3. ADMINISTRATION OF THE PLAN................................3
    3.1. Board................................................3
    3.2. Committee............................................4
    3.3. Grants...............................................4
    3.4. No Liability.........................................5
 4. STOCK SUBJECT TO THE PLAN.................................5
    4.1. Aggregate Limitation.................................5
    4.2. Payment Shares.......................................6
    4.3. Per-Holder Limitation................................6
 5. EFFECTIVE DATE AND TERM OF THE PLAN.......................6
    5.1. Effective Date.......................................6
    5.2. Term.................................................6
 6. PERMISSIBLE HOLDERS.......................................6
    6.1. Employees and Service Providers......................6
    6.2. Successive Grants....................................7
 7. AWARD AGREEMENT...........................................7
 8. RESTRICTED STOCK..........................................7
    8.1. Grant of Restricted Stock............................7
    8.2. Restrictions.........................................7
    8.3. Restricted Stock Certificates........................8
    8.4. Rights of Holders of Restricted Stock................8
    8.5. Termination of Employment or Other Relationship
          for a Reason Other than Death or Disability.........8
    8.6. Rights in the Event of Death.........................9
    8.7. Rights in the Event of Disability....................9
    8.8. Delivery of Shares and Payment Therefor..............9
 9. PARACHUTE LIMITATIONS.....................................9
10. REQUIREMENTS OF LAW.......................................10
11. AMENDMENT AND TERMINATION OF THE PLAN.....................11
12. EFFECT OF CHANGES IN CAPITALIZATION.......................11
    12.1. Changes in Stock....................................11
    12.2. Reorganization, Sale of Assets or Sale of Stock.....12
    12.3. Adjustments.........................................12
    12.4. No Limitations on Company...........................12
13. DISCLAIMER OF RIGHTS......................................13
14. NONEXCLUSIVITY OF THE PLAN................................13
15. WITHHOLDING TAXES.........................................13

                                       i
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16. CAPTIONS.................................................14
17. OTHER PROVISIONS.........................................14
18. NUMBER AND GENDER........................................14
19. SEVERABILITY.............................................14
20. POOLING..................................................14
21. GOVERNING LAW............................................15

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

                           1998 RESTRICTED STOCK PLAN

     Primus Telecommunications Group, Incorporated, a Delaware corporation (the "Company"), sets forth herein the terms of its 1998 Restricted Stock Plan (the "Plan") as follows:

1.  PURPOSE

    The Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, key employees and other persons, and to motivate such officers, key employees and other persons to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of Restricted Stock in accordance with the terms hereof.

2.  DEFINITIONS

    For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

    2.1 "affiliate" of, or person "affiliated" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

    2.2 "Award Agreement" means the restricted stock agreement between the Company and a Holder that evidences and sets out the terms and conditions of a Grant.

    2.3  "Board" means the Board of Directors of the Company.

    2.4 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

    2.5 "Committee" means a committee of, and designated from time to time by resolution of, the Board.

    2.6  "Company" means Primus Telecommunications Group, Incorporated

    2.7 "Effective Date" means the date designated by the Board in its resolution adopting the Plan.

    2.8 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

    2.9 "Fair Market Value" means the value of each share of Stock subject to the Plan determined as follows: if on the Grant Date or other determination date the shares of Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market, the Fair Market Value of the shares of Stock shall be the closing price of the shares of Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the Grant Date (or on the Grant Date, if so specified by the Committee or the Board) or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Stock are not listed on such an exchange, quoted on such System or traded on such a market, Fair Market Value shall be determined by the Board in good faith.

    2.10  "Grant" means an award of Restricted Stock under the Plan.

    2.11 "Grant Date" means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under Section 6 hereof or (iii) such other date as may be specified by the Board or such Committee.

    2.12  "Holder" means a person who holds Restricted Stock under the Plan.

    2.13 "Outside Director" means a member of the Board who is not an officer or employee of the Company or any Subsidiary.

    2.14 "Plan" means this Primus Telecommunications Group, Incorporated 1998 Restricted Stock Plan, as amended from time to time.

    2.15 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

    2.16 "Restricted Period" means the period during which Restricted Stock is subject to restrictions or conditions pursuant to Section 8.2 hereof.

    2.17 "Restricted Stock" means shares of Stock, awarded to a Holder pursuant to Section 8 hereof, that are subject to restrictions and to a risk of forfeiture.

    2.18 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

    2.19 "Service Provider" means a consultant, agent or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to Section 6 hereof.

   2.20 "Stock" means the common stock, par value $0.01 per share, of the Company.

   2.21 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

3. ADMINISTRATION OF THE PLAN

   3.1.  Board.

   The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation, bylaws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation, bylaws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive. As permitted by law, the Board may delegate its authority under the Plan to a member of the Board or an executive officer of the Company; provided, however, that, unless otherwise provided resolution by the Board, only the Board or the Committee may make a Grant to an executive officer of the Company and establish the number of shares of Stock that can be subject to Grants with respect to any fiscal period.

     3.2. Committee.

     The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 hereof and in other applicable provisions, as the Board shall determine, consistent with the Company's certificate of incorporation, bylaws and applicable law. In the event that the Plan, any Grant or any Award Agreement provides for any action to be taken or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section 3.2. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. As permitted by law, the Committee may delegate the authority delegated to it under the Plan to a member of the Board of Directors or an executive officer of the Company; provided, however, that, unless otherwise provided by the Board, only the Board or the Committee may make a Grant to an executive officer of the Company and establish the number of shares of Stock that can be subject to Grants during any fiscal period.

     3.3.  Grants.

     Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Holders, (ii) to determine the types of Grants to be made to a Holder, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant, including, but not limited to, the nature and duration of any restriction or condition (or provision for lapse thereof including lapse relating to a change in control of the Company) relating to the vesting, transfer or forfeiture of a Grant or the shares of Stock subject thereto; (v) to prescribe the form of each Award Agreement evidencing a Grant, (vi) to make Grants alone, in addition to, in tandem with, or in substitution or exchange for any other Grant or any other award granted under another plan of the Company or a Subsidiary, and (vii) to amend, modify or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify

Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Grant, the Board shall have the right, at its discretion, to require Holders to return to the Company any Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Board at the time the subsequent Grant is made. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Holder on account of actions taken by the Holder in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any affiliate thereof or any confidentiality obligation with respect to the Company or any affiliate thereof or otherwise in competition with the Company, to the extent specified in such Award Agreement applicable to the Holder. Furthermore, the Company may annul a Grant if the Holder is an employee of the Company or an affiliate thereof and is terminated for "cause" and may retain the right in an Award Agreement to annul a Grant if Holder's service relationship with the Company is terminated pursuant to the terms of the Holder's sales agent agreement. The Board may permit or require the deferral of any award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents.

     3.4. No Liability.

     No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

4.   STOCK SUBJECT TO THE PLAN

     4.1.  Aggregate Limitation.

     Subject to adjustment as provided in Section 12 hereof, the aggregate number of shares of Stock available for issuance under the Plan pursuant to Grants shall be equal to seven hundred fifty thousand (750,000). Any shares of Stock granted under the Plan which are forfeited to the Company because of the failure to meet an award contingency or condition shall again be available for delivery pursuant to new awards granted under the Plan. Any share of Stock covered by an award (or portion of an award) granted under the Plan which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. Shares of Stock issued under the Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards resulting from the acquisition of another entity shall not reduce the maximum number of shares available for delivery under the Plan.

     4.2. Payment Shares.

     Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Board may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company, including the plan of any entity acquired by the Company.

    4.3. Per-Holder Limitation.

    During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Restricted Stock that may be awarded under the Plan to any person eligible for a Grant under Section 6 hereof is two hundred thousand (200,000) in a calendar year (subject to adjustment as provided in Section 12 hereof); and

5.   EFFECTIVE DATE AND TERM OF THE PLAN

     5.1.  Effective Date.

     The Plan shall be effective as of the Effective Date.

     5.2.  Term.

     The Plan has no termination date.

6.   PERMISSIBLE HOLDERS

     6.1.  Employees and Service Providers.

     Grants may be made under the Plan to any employee of the Company or any Subsidiary, to a Service Provider or employee of a Service Provider providing, or who has provided, services to the Company or any Subsidiary, and to any other individual whose participation in the Plan is determined by the Board to be in the best interests of the Company, as the Board shall determine and designate from time to time; provided, however, that grants shall not be made under the Plan to Reporting Persons.

     6.2.  Successive Grants.

     An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

7.   AWARD AGREEMENT

     Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.

8.   RESTRICTED STOCK

     8.1.  Grant of Restricted Stock.

     The Board from time to time may grant Restricted Stock to persons eligible to receive Grants under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

     8.2.  Restrictions.

     At the time a Grant of Restricted Stock is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock. Unless otherwise determined by the Board or unless the Grant is being made under another plan, the Restricted Period will be a minimum of one year. Each Grant of Restricted Stock may be subject to a different Restricted Period. At the time a Grant of Restricted Stock is made, the Board may, in its sole discretion, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock. Such performance objectives shall be established in writing by the Board by not later than the 90th day of the period of service to which such performance objectives relate and while the outcome is substantially uncertain. Performance objectives may be stated either on an absolute or relative basis and may be based on any of the following criteria: earnings per share, total stockholder return, operating earnings, growth in assets, return on equity, return on capital, market share, stock price, net income, cash flow, sales growth (in general, by type of product and by type of customer), retained earnings, completion of acquisitions, completion of divestitures and asset sales, cost or expense reductions, introduction or conversion of products or services and achievement of specified management information systems objectives. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. Subject to the fifth sentence of this Section 8.2, the Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock. Restricted Stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock.

     8.3.  Restricted Stock Certificates.

     The Company shall issue, in the name of each Holder to whom Restricted Stock has been granted, Stock certificates representing the total number of shares of Restricted Stock granted to the Holder, as soon as reasonably practicable after the Grant Date. The Secretary of the Company shall hold such certificates for the Holder's benefit until such time as the shares of Restricted Stock are forfeited to the Company, or the restrictions lapse.

     8.4.  Rights of Holders of Restricted Stock.

     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Stock and the right to receive any dividends declared or paid with respect to such shares of Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Holder with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be subject to the restrictions applicable to the original Grant.

     8.5. Termination of Employment or Other Relationship for a Reason Other than Death or Disability.

     Unless otherwise provided by the Board, upon the termination of a Holder's employment or other relationship with the Company and its Subsidiaries, in either case other than, in the case of individuals, by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Restricted Stock held by such Holder that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock, the Holder shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to Restricted Stock. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, whose determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Holder is immediately thereafter employed with the Company or any other Service Provider, or is engaged as a Service Provider or an Outside Director. Whether a termination of a Holder's employment or other relationship with the Company and its Subsidiaries shall have occurred shall be determined by the Board, whose determination shall be final and conclusive.

     8.6.  Rights in the Event of Death.

     Unless otherwise provided by the Board, if a Holder dies while employed by the Company or a Service Provider, or while serving as a Service Provider, all Restricted Stock granted to such Holder shall fully vest on the date of death unless the Board provided otherwise in the Award Agreement relating to such Restricted Stock. Upon such vesting, the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Holder's estate.

     8.7.  Rights in the Event of Disability.

     Unless otherwise provided by the Board, if a Holder's employment or other relationship with the Company or a Service Provider, or service as a Service Provider, is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Holder, such Holder's then unvested Restricted Stock shall be fully vested. Whether a termination of employment, service or other relationship is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, whose determination shall be final and conclusive.

     8.8.  Delivery of Shares and Payment Therefor.

     Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Restricted Stock shall lapse, and, upon payment by the Holder to the Company, in cash or by check, of the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock, a certificate for such shares shall be delivered, free of all such restrictions, to the Holder or the Holder's beneficiary or estate, as the case may be.

9.   PARACHUTE LIMITATIONS

     If the Holder is a "disqualified individual" (as defined in Section 280G(c) of the Code), any Restricted Stock and any other right to receive any payment or benefit under the Plan shall not vest (i) to the extent that the right to any payment or benefit, taking into account all other rights, payments or benefits to or for the Holder, would cause any payment or benefit to the Holder under the Plan to be considered a "parachute payment" within the meaning of

Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and
(ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Holder from the Company under any Award Agreements, the Plan, and all other rights, payments or benefits to or for the Holder would be less than the maximum after-tax amount that could be received by the Holder without causing the payment or benefit to be considered a Parachute Payment. In the event that, but for the provisions of this Section 9, the Holder would be considered to have received a Parachute Payment under any Award Agreements that would have the effect of decreasing the after-tax amount received by the Holder as described in clause (ii) of the preceding sentence, then the Holder shall have the right, in the Holder's sole discretion, to designate any rights, payments or benefits under any Award Agreements, the Plan, any other agreements and any benefit arrangements to be reduced or eliminated so as to avoid having the payment or benefit to the Holder under any Award Agreements be deemed to be a Parachute Payment.

10.  REQUIREMENTS OF LAW

     The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares of Stock would constitute a violation by the Holder, any other person exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares of Stock hereunder, no shares of Stock may be issued or sold to the Holder or any other person exercising a right emanating from such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Without limiting the generality of the foregoing, upon the delivery of any Restricted Stock, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares of Stock unless the Board has received evidence satisfactory to it that the Holder or any other person exercising a right emanating from such Grant may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any such determination by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority.

11.  AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Grants have not been made. Except as permitted under this Section 11 or Section 12 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

12.  EFFECT OF CHANGES IN CAPITALIZATION

     12.1.  Changes in Stock.

     Subject to Section 12.2 hereof, in the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, spin-off, split-up, share combination or other change in the corporate structure of the Company affecting the shares of Stock, (a) such adjustment may be made in the number and class of shares which may be delivered under Section 4 hereof and the Grant limits under Section 4 hereof, and in the number and class of or price of shares subject to outstanding Grants as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of existing rights; and (b) the Board, or, if another legal entity assumes the obligations of the Company hereunder, the board of directors, compensation committee or similar body of such other legal entity, shall either
(i) make appropriate provision for the protection of outstanding Grants by the substitution on an equitable basis of appropriate equity interests or awards similar to the Grants, provided that the substitution neither enlarges nor diminishes the value and rights under the Grants, or (ii) upon written notice to the Holders provide that Grants shall be distributed, canceled or exchanged for value pursuant to such terms and conditions (including the waiver of any existing terms or conditions) as shall be specified in the notice. The conversion of any convertible securities of the Company shall not be treated as change in the corporate structure of the Company affecting the shares of Stock. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Holder as a result of the merger, reorganization or other transaction referred to in this Section 12.1.

     12.2.  Reorganization, Sale of Assets or Sale of Stock.

     Upon the dissolution or liquidation of the Company or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (or person or entities acting as a group or otherwise in concert), owning eighty percent (80%) or more of the combined voting power of all classes of securities of the Company, all restrictions and conditions applicable to Restricted Stock shall be deemed to have lapsed, immediately prior to the occurrence of such transaction. This Section 12.2 shall not apply to any transaction to the extent that (A) provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of the Restricted Stock theretofore granted, or for the substitution for such Restricted Stock of new restricted stock covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares, in which event the Plan and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such transaction shall not trigger application of the provisions of this Section 12.2 subject to Section 20 hereof and limited by any "change in control" provision in any employment agreement, sales agent agreement or Award Agreement applicable to the Holder. Upon consummation of any such transaction, the Plan shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan.

     12.3.  Adjustments.

     Adjustments under this Section 12 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

     12.4.  No Limitations on Company.

     The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

13.  DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate thereof, or to interfere in any way with any contractual or other right or authority of the Company or Service Provider either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any affiliate thereof. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, employment agreement, or sales agent agreement no Grant awarded under the Plan shall be affected by any change of duties or position of the Holder, so long as such Holder continues to be a director, officer, consultant, agent or employee of the Company. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

14.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of Stock options otherwise than under the Plan.

15.  WITHHOLDING TAXES

     The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Holder any federal, state, or local taxes of any kind required by law to be withheld with respect to the lapse of restrictions applicable to Restricted Stock. At the time of such lapse, the Holder shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole discretion, the

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

Holder may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable to the Holder or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Holder. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. A Holder who has made an election pursuant to this Section 15 may satisfy such Holder's withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, or other similar requirement.

16.  CAPTIONS

     The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

17.  OTHER PROVISIONS

     Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

18.  NUMBER AND GENDER

     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, as the context requires.

19.  SEVERABILITY

     If any provision of the Plan or any Award Agreement shall be finally determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

20.  POOLING

     Notwithstanding anything in the Plan to the contrary, if any right under or feature of the Plan would cause a transaction to be ineligible for pooling of interests accounting that would, but for the right or feature hereunder, be eligible for such accounting treatment, the Board may modify or adjust the right or feature so that the transaction will be eligible for pooling of interests accounting. Such modification or adjustment may include payment of cash or issuance to a Holder of shares of Stock having a Fair Market Value equal to the cash value of such right or feature.

21.  GOVERNING LAW

     The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the Commonwealth of Virginia (without giving effect to the choice of law provisions thereof).

                                    *  *  *


    The Plan was duly adopted and approved by the Board of Directors of the Company as of the 16th day of December, 1998.

                              /S/
                              ------------------------------------------

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